                                                                EXHIBIT h(28)(b)


                                 AMENDMENT NO. 1
                             PARTICIPATION AGREEMENT


     The Participation Agreement (the "Agreement"), dated February 2, 1998, by and among AIM Variable Insurance Funds, Inc., a Maryland corporation, A I M Distributors, Inc., a Delaware corporation, The Guardian Insurance & Annuity Company, Inc., a Delaware life insurance company and Guardian Investor Services Corporation, a New York corporation, is hereby amended as follows:

     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE A


--------------------------------------------------------------------------------------------------------------------
          FUNDS AVAILABLE UNDER THE                  SEPARATE ACCOUNTS                 CONTRACTS FUNDED BY THE
                  POLICIES                          UTILIZING THE FUNDS                   SEPARATE ACCOUNTS
--------------------------------------- ------------------------------------------- --------------------------------
AIM V.I. Capital Appreciation Fund      Separate Account K                           o Park Avenue Life
AIM V.I. Value Fund
                                        ------------------------------------------- --------------------------------
                                        Separate Account M                           o Park Avenue VUL
--------------------------------------- ------------------------------------------- --------------------------------
AIM V.I. Capital Appreciation Fund      Separate Account E                           o The Guardian Investor
AIM V.I. Global Utilities Fund                                                         Retirement Asset Manager
AIM V.I. Value Fund                                                                    Variable Annuity Contract
--------------------------------------------------------------------------------------------------------------------


     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.


Effective Date:   July 1, 1999



                                         AIM VARIABLE INSURANCE FUNDS, INC.



Attest: /s/ NANCY L. MARTIN              By:    /s/ ROBERT H. GRAHAM
        ---------------------------             -----------------------------
Name:   Nancy L. Martin                  Name:  Robert H. Graham
Title:  Assistant Secretary              Title: President



(SEAL)


                                         A I M DISTRIBUTORS, INC.



Attest: /s/ NANCY L. MARTIN              By:    /s/MICHAEL J. CEMO
        ---------------------------             -----------------------------
Name:   Nancy L. Martin                  Name:  Michael J. Cemo
Title:  Assistant Secretary              Title: President


(SEAL)


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                                         THE GUARDIAN INSURANCE & ANNUITY
                                         COMPANY, INC.


Attest: /s/ SHERI L. KOCEN               By:    /s/ JOHN M. SMITH
        ---------------------------             -----------------------------
Name:   Sheri L. Kocen                   Name:  John M. Smith
        ---------------------------             -----------------------------
Title:  Counsel                          Title: Executuve Vice President
        ---------------------------             -----------------------------

(SEAL)


                                         GUARDIAN INVESTOR SERVICES CORPORATION



Attest: /s/SHERI L. KOCEN                By:    /s/ JOHN M. SMITH
        ---------------------------             -----------------------------
Name:   Sheri L. Kocen                   Name:  John M. Smith
        ---------------------------             -----------------------------
Title:  Counsel                          Title: Executive Vice President
        ---------------------------             -----------------------------

(SEAL)


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